UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2010

BONDS.COM GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51076	38-3649127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

529 5th Avenue, 8th Floor New York, New York 10017
(Address of principal executive offices) (Zip Code)

(212) 946-3998
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On October 19, 2010, Bonds.com Group, Inc. (“we” or the “Company”) consummated a financing transaction pursuant to which, among other things, we sold equity securities for aggregate consideration equal to $1,950,000, comprised of $750,000 in cash and $1,200,000 through the cancellation of indebtedness owed by our wholly-owned subsidiary Bonds.com Holdings, Inc. (“Holdings”).  As part of this financing transaction, we also received commitments from the purchasers to purchase an additional $1,300,000 of our equity securities, subject to important conditions discussed below.  In connection with these financing transactions, we entered into a series of related material agreements.  This financing is part of a larger financing transaction that the Company is pursuing (the “Offering”).  There is no assurance that the Company will raise any additional funds pursuant to the Offering.  This financing transaction and the related material agreements are discussed in detail below.

Unit Purchase Agreement with Bonds MX LLC.

On October 19, 2010, we entered into a Unit Purchase Agreement with Bonds MX LLC (the “Bonds MX Purchase Agreement”).  On October 19, 2010, pursuant to the Bonds MX Purchase Agreement, among other things, we sold to Bonds MX LLC (“Bonds MX”) 12 “units” (each a “Series B Unit”), with each such Series B Unit comprised of (a) 100 shares of our newly-created Series B Convertible Preferred Stock, (b) a warrant to purchase 416,667 shares of our Common Stock at a purchase price of $0.24 per share, and (c) the right to receive up to 416,667 shares of our Common Stock if we fail to meet certain performance targets (“Performance Shares”).  The purchase price for each Series B Unit was $100,000, and the aggregate purchase price for the 12 Series B Units sold on October 19, 2010 was $1,200,000.  Bonds MX paid this purchase price through the cancellation of the Amended 15% Promissory Note, dated August 20, 2010, in the principal amount of $1,200,000 issued by Holdings to Bonds MX (the “Bonds MX Note”).  The original issuance of the Bonds MX Note and subsequent amendment thereof were previously reported by the Company pursuant to Current Reports on Form 8-K filed with the Securities and Exchange Commission on July 29 and August 26, 2010.

Additionally, pursuant to the Bonds MX Purchase Agreement, Bonds MX agreed to purchase an additional 8 Series B Units for an aggregate purchase price of $800,000 pursuant to closings on November 1 and December 1, 2010.  Pursuant to the Bonds MX Purchase Agreement, Bonds MX is required to purchase, and the Company is required to sell Bonds MX, 4 Series B Units for a purchase price of $400,000 at each of the November 1 and December 1, 2010 closings. Bonds MX’s obligation to purchase such additional Series B Units is subject to significant conditions, including the conditions that (a) UBS Securities LLC (“UBS Securities”) and its affiliates shall be continuing to perform under the Licensing and Services Agreement, dated January 11, 2010 (the “UBS Commercial Agreement”), by and among the Company, Bonds.com, Inc. and UBS Securities, in a manner substantially consistent with their current performance thereunder, (b) the UBS Commercial Agreement shall not have been terminated or modified in any manner adverse to the Company, and (c) the representations and warranties of the Company in the Bonds MX Purchase Agreement shall be true and correct in all material respects as of the date when made and as of the date of such additional closing.

Pursuant to the Bonds MX Purchase Agreement, the Company will be required to issue Performance Shares to Bonds MX if and to the extent that it generates less than $7,500,000 in revenue during the 12-month period following the final closing of the Offering.  If the Company generates at least $7,500,000 in revenue during such period, then it is not required to issue any Performance Shares.  If the Company generates zero revenue during such period, then it is required to issue all Performance Shares.  If the Company generates less than $7,500,000 but more than zero in revenue during such period, the Company is required to issue a pro rata portion of the Performance Shares.

The 12 Series B Units sold to Bonds MX on October 19, 2010 constitute, in the aggregate, (a) 1,200 shares of our Series B Convertible Preferred Stock, (b) warrants to purchase 5,000,000 shares of our Common Stock, and (c) the right to receive up to 5,000,000 Performance Shares.  As discussed in more detail below, the Series B Convertible Preferred Stock has a stated value of $1,000 per share and is convertible, at the option of the holder, into shares of our Common Stock at a conversion price of $0.24 per share.  Accordingly, the 1,200 shares of our Series B Convertible Preferred Stock issued at the October 19, 2010 closing are convertible for up to 5,000,000 shares of our Common Stock.

If the additional 8 Series B Units are sold pursuant to the Bonds MX Purchase Agreement, a total of 20 Series B Units will have been sold.  Those 20 Series B Units would constitute, in the aggregate, (b) 2,000 shares of our Series B Convertible Preferred Stock, which would be convertible for up to 8,333,333 shares of our Common Stock, (b) warrants to purchase 8,333,333 shares of our Common Stock, and (c) the right to receive up to 8,333,333 Performance Shares.

Additionally, the Bonds MX Purchase Agreement contains provisions pursuant to which significant adjustments may be made to the terms and amount of securities issued to Bonds MX pursuant to this transaction.  Those adjustment provisions are discussed in more detail below.

Edwin L. Knetzger, III, Co-Chairman and a member of our Board of Directors, provided Bonds MX with $600,000 of the $1,200,000 it loaned Holdings pursuant to the Bonds MX Note, is a significant equity owner in Bonds MX and, pursuant to the Bonds MX Purchase Agreement, agreed to fund $400,000 of the funds Bonds MX will require to consummate the additional closings on November 1 and December 1, 2010.

Unit Purchase Agreement with UBS Americas Inc.

On October 19, 2010, simultaneously with our entry into the Bonds MX Purchase Agreement, we entered into a Unit Purchase Agreement with UBS Americas Inc. (the “UBS Purchase Agreement”).  On October 19, 2010, pursuant to the UBS Purchase Agreement, among other things, we sold to UBS Americas Inc. (“UBS Americas”) 7.5 “units” (each a “Series B-1 Unit”), with each such Series B-1 Unit comprised of (a) 100 shares of our newly-created Series B-1 Convertible Preferred Stock, (b) a warrant to purchase 4,166.67 shares of our existing Series A Participating Preferred Stock (the “Series A Preferred”) at a purchase price of $24.00 per share, and (c) the right to receive up to 4,166.67 shares of our Series A Preferred if we fail to meet certain performance targets (“Series A Performance Shares”).  The purchase price for each Series B-1 Unit was $100,000, and the aggregate purchase price for the 7.5 Series B-1 Units sold on October 19, 2010 was $750,000 in cash.

Additionally, pursuant to the UBS Purchase Agreement, UBS Americas agreed to purchase an additional 5 Series B-1 Units for an aggregate purchase price of $500,000 pursuant to closings on November 1 and December 1, 2010.  Pursuant to the UBS Purchase Agreement, UBS Americas is required to purchase, and the Company is required to sell UBS, 2.5 Series B-1 Units for a purchase price of $250,000 at each of the November 1 and December 1, 2010 closings. UBS America’s obligation to purchase such additional Series B-1 Units is subject to significant conditions, including the conditions that (a) the corresponding additional closing under the Bonds MX Purchase Agreement shall have occurred and Bonds MX shall have purchased at least 4 units at such corresponding closing, (b) the Company shall not have taken steps to seek protection pursuant to any bankruptcy law, and (c) the representations and warranties of the Company in the UBS Purchase Agreement shall be true and correct in all material respects as of the date when made and as of the date of such additional closing.

Pursuant to the UBS Purchase Agreement, the Company will be required to issue Series A Performance Shares to UBS Americas if and to the extent that it generates less than $7,500,000 in revenue during the 12-month period following the final closing of the Offering.  If the Company generates at least $7,500,000 in revenue during such period, then it is not required to issue any Series A Performance Shares.  If the Company generates zero revenue during such period, then it is required to issue all Series A Performance Shares.  If the Company generates less than $7,500,000 but more than zero in revenue during such period, the Company is required to issue a pro rata portion of the SeriesA Performance Shares.

The 7.5 Series B-1 Units sold to UBS Americas on October 19, 2010 constitute, in the aggregate, (a) 750 shares of our Series B-1 Convertible Preferred Stock, (b) warrants to purchase 31,250 shares of our Series A Preferred, and (c) the right to receive up to 31,250 Series A Performance Shares.  As discussed in more detail below, the Series B-1 Convertible Preferred Stock has a stated value of $1,000 per share and is convertible, at the option of the holder, into shares of our Common Stock at a conversion price of $0.24 per share.  Accordingly, the 750 shares of our Series B-1 Convertible Preferred Stock issued at the October 19, 2010 closing are convertible for up to 3,125,000 shares of our Common Stock.  As further discussed below, the Series B-1 Convertible Preferred Stock may also be mandatorily converted to shares of our Series A Preferred at a conversion price of $24.00 per share (and using the same $1,000 stated value).  Accordingly, the 750 shares of our Series B-1 Convertible Preferred Stock issued at the October 19, 2010 closing could be mandatorily converted into 31,250 shares of our Series A Preferred.

If the additional 5 Series B-1 Units are sold pursuant to the UBS Purchase Agreement, a total of 12.5 Series B-1 Units will have been sold.  Those 12.5 Series B-1 Units would constitute, in the aggregate, (b) 1,250 shares of our Series B-1 Convertible Preferred Stock, which would be convertible for up to 5,208,333 shares of our Common Stock or mandatorily convertible into 52,083 shares of our Series A Preferred, (b) warrants to purchase 52,083 shares of our Series A Preferred, and (c) the right to receive up to 52,083 Series A Performance Shares.

Additionally, the UBS Purchase Agreement contains provisions pursuant to which significant adjustments may be made to the terms and amount of securities issues to UBS Americas pursuant to this transaction.  Those adjustment provisions are discussed in more detail below.

Adjustment Provisions of the Bonds MX and UBS Purchase Agreements.

The Bonds MX and UBS Purchase Agreements contain provisions pursuant to which significant adjustments may be made to the terms and amount of the securities issued to Bonds MX and UBS Americas pursuant to the financing transactions summarized above.

First, if pursuant to any other investment that is part of the Offering, the Company provides a more favorable price to another investor or provides another investor a greater number of warrants or rights to receive a greater  number of Performance Shares or Series A Performance Shares, then applicable adjustments shall be made to the transactions with Bonds MX and UBS Americas (by issuance of additional shares, warrants or rights or by the amendment of the previously issued warrants, depending on the circumstances) so that Bonds MX and UBS Americas receive the same economic bargain as such additional investor.

Second, if, on or before December 15, 2010, the Company shall not have sold securities pursuant to the Offering for an aggregate purchase price of at least $8,000,000 (including the surrender, cancellation or conversion of indebtedness), the Company is required to issue to UBS Americas, Bonds MX and each other purchaser in such Offering who shall have purchased its securities on or before October 31, 2010 (UBS Americas, Bonds MX and each other qualifying purchaser are referred to as a “Protected Purchaser”) additional shares of Series B Convertible Preferred Stock and/or Series B-1 Convertible Preferred Stock (based on the type of security previously purchased by them in the Offering) and shall amend the warrants issued to each Protected Purchaser, each as summarized below.

The number of additional shares of Series B Convertible Preferred Stock or Series B-1 Convertible Preferred Stock to which each Protected Purchaser shall be entitled shall be determined as follows: (a) UBS Americas shall be issued a number of additional shares of Series B-1 Convertible Preferred Stock such that, taken together with all other shares of capital stock held by UBS Americas or issuable upon exercise or conversion of securities held by UBS Americas, UBS Americas shall hold 19.9% of the capital stock of the Company (assuming for these purposes that no other holder of options, warrants or convertible securities exercises or converts such securities); and (b) each other Protected Purchaser shall be issued a proportionate number of additional shares as the number issued to UBS Americas.

The exercise price of the warrants issued to UBS Americas and each other Protected Purchaser shall be adjusted to equal the effective price per share in such financing after taking into account the foregoing additional issuances.

The adjustment provisions in the Bonds MX Purchase Agreement and UBS Purchase Agreement are subject to the limitation that if and to the extent the issuance of any additional shares of capital stock or other securities pursuant to such provisions would result in the Company exceeding its authorized shares of Common Stock or Preferred Stock, then the application of such adjustment provision shall be limited to the extent necessary so that such issuance does not cause the Company to exceed its authorized capital.

Series B Stockholders Agreement.

As a requirement of UBS America’s investment, on October 19, 2010, the Company, UBS Americas and Bonds MX entered into a Series B Stockholders’ Agreement setting forth certain agreements among and between the Company and such stockholders (the “Stockholders’ Agreement”).

Pursuant to the Stockholders’ Agreement, in the event that Bonds MX seeks to sell its shares of Series B Convertible Preferred Stock, warrants or shares of Common Stock, UBS Americas shall have the right to sell a pro rata portion of its similar securities along with Bonds MX.  Alternatively, the Company, at its option, may redeem the applicable securities from UBS Americas and Bonds MX would be permitted to sell its shares free of such obligation.  The foregoing obligations do not apply to transfers to certain permitted transferees, bona fide pledges and pledges outstanding as of the date of the Stockholders’ Agreement.  Such obligations also do not apply to sales of less than 10% of the securities held by Bonds MX.

Additionally, if, after the date of the Stockholders’ Agreement, any person acquires shares of Series B Convertible Preferred Stock or Series B-1 Convertible Preferred Stock, the Company shall use its reasonable best efforts to have such stockholder become a party to the Stockholders’ Agreement.  Additionally, the Company is prohibited from issuing any shares of its Series B Convertible Preferred Stock or Series B-1 Convertible Preferred Stock unless the purchaser becomes a party to the Stockholders’ Agreement.

Registration Rights Agreement.

In connection with the financing transactions described above, on October 19, 2010, the Company entered into a Registration Rights Agreement with UBS Americas and Bonds MX (the “Registration Rights Agreement”).  The Registration Rights Agreement requires the Company to file a registration statement with the Securities and Exchange Commission covering the resale of all of the shares of Common Stock issuable upon conversion of the Series B Convertible Preferred Stock and Series B-1 Convertible Preferred Stock sold to UBS Americas and Bonds MX, all of the shares of Common Stock issuable upon exercise of the warrants sold to Bonds MX, all of the Performance Shares and all of the shares of Common Stock issuable to investors who purchase securities as part of the Offering.  The Company is required to file such registration statement not later than five days following the six month anniversary of the final closing of the Offering.

The Registration Rights Agreement also provides UBS Americas, Bonds MX and any subsequent investors in the same Offering “piggy back” registration rights with respect to certain registration statements filed by the Company for its own sale of shares of Common Stock or resales of shares of Common Stock by other stockholders.

Amendments to Certain Convertible Secured Promissory Notes.

On October 19, 2010, the Company entered into an Amendment No. 2 to Convertible Secured Promissory Notes with the holder of a majority in principal amount of our Convertible Secured Promissory Notes issued on September 24, 2008, an Amendment No. 1 to Convertible Secured Promissory Note with the holder of our Convertible Secured Promissory Note issued on April 30, 2009 and an Amendment No. 1 to Convertible Secured Promissory Notes with the holders of our Convertible Secured Promissory Notes issued on June 8, 2009 (collectively, the “Note Amendments”).  The Note Amendments restructure approximately $2,990,636 of our outstanding Convertible Secured Promissory Notes (the “Subject Notes”) as follows:

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The maturity date of each of the Subject Notes was extended until October 12, 2013; provided, however, that from and after April 12, 2012, the holders of the Subject Notes may make a written demand to the Company for the payment of the entire unpaid principal balance thereof together with all accrued but unpaid interest thereon and the Company shall be required to repay such outstanding principal and interest within ninety (90) days of its receipt of such demand.

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The conversion price of the Subject Notes was fixed at $0.24 per share (which was the then current conversion price of the Subject Notes as a result of adjustments based on the price per share of Common Stock issued in the Company’s recently completed warrant exchange offer).  Such conversion price is subject to further adjustment on the occurrence of certain events described below.  However, except as set forth below, the “full-ratchet” adjustment provision of the Subject Notes was eliminated.

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In the event the Company sells securities pursuant to the Offering at an effective price per common share of less than $0.24, then the conversion price of the Subject Notes shall be reduced to such lower price.  After the completion of the Offering, the Subject Notes will not have any “full-ratchet” adjustment.

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Holders of the Subject Notes shall have the right to receive up to 12,460,983 shares of our Common Stock based on the same performance thresholds and calculations as the Performance Shares issuable to Bonds MX and Series A Performance Shares issuable to UBS Americas (the “Noteholder Performance Shares”).

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If additional securities are issued to UBS Americas and Bonds MX or adjustments are made to the terms of the securities previously issued to them pursuant to the adjustment provisions summarized above, the holders of the Subject Notes would receive the same proportionate adjustment.

Amendment and Release Agreements with John J. Barry III and John J. Barry IV.

On October 19, 2010, the Company entered into an Amendment and Release with John J. Barry III (the “JBIII Amendment and Release”) and an Amendment and Release with John J. Barry IV (the “JBIV Amendment and Release”).

The JBIII Amendment and Release sets forth the following terms and conditions, among others:

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The Company agreed to make the following payments to John J. Barry III pursuant to the outstanding Grid Promissory Note, dated January 29, 2008, issued by the Company to John J. Barry III in the principal amount of $250,000 (the “Grid Note”): (a) at such time as the aggregate gross proceeds to the Company from the Offering equal a minimum of $2,000,000 (inclusive of the conversion or cancellation of outstanding indebtedness), the Company shall make a $50,000 payment to John J. Barry III (the “Initial JBIII Payment”), (b) at such time as such gross proceeds equal at least $4,000,000, the Company shall pay an additional $100,000 to John J. Barry III, and (c) at such time as such proceeds equal at least $10,000,000, the Company shall pay off the balance of the Grid Note.

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Effective upon the Company’s payment of the Initial JBIII Payment, John J. Barry III and certain of his affiliates released the Company and its affiliates from any and all claims that he may have against them, and the Company released John J. Barry III and certain of his affiliates from any and all claims it may have against them.

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To the extent permitted by applicable law, the Company agreed to indemnify John J. Barry III from any claims that any third parties (a) may at any time have against him as a result of, relating to, or arising out of the Offering or any similar or related financing or transaction and/or (b) have ever had or may at any time have as a result of, relating to, or arising from John J. Barry III’s relationship (whether by statute, contract, or otherwise) with the Company.

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From the date of the JBIII Amendment and Release until December 31, 2010, John J. Barry III shall not require any payment of principal or interest or other amounts under the Grid Note except as and to the extent summarized above.  After December 31, 2010, John J. Barry III shall be permitted to seek to enforce the Grid Note in accordance with the provisions thereof.

The JBIV Amendment and Release sets forth the following terms and conditions, among others:

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The Company agreed to make the following outstanding and accelerated payments to John J. Barry IV pursuant to the letter agreement, dated February 26, 2010 (which provides for the payment to John J. Barry IV of approximately $1,200,000 over a period of three years, some of which has previously been paid) (the “Letter Agreement”): (a) at such time as the aggregate gross proceeds to the Company from the Offering equal a minimum of $2,000,000 (inclusive of the conversion or cancellation of outstanding indebtedness), the Company shall make a $50,000 payment to John J. Barry IV (the “Initial JBIV Payment”), (b) at such time as such gross proceeds equal at least $4,000,000, the Company shall pay an additional $100,000 to John J. Barry IV, (c) at such time as such proceeds equal at least $6,000,000, the Company shall pay an additional $240,000, (d) at such time as such proceeds equal at least $8,000,000, the Company shall pay an additional $240,000, and (e) at such time as such proceeds equal at least $10,000,000, the Company shall pay the balance of the future payments due under the Letter Agreement (which would equal an additional $340,000).

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Effective upon the Company’s payment of the Initial JBIV Payment, John J. Barry IV and certain of his affiliates released the Company and its affiliates from any and all claims that he may have against them, and the Company released John J. Barry IV and certain of his affiliates from any and all claims it may have against them.

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To the extent permitted by applicable law, the Company agreed to indemnify John J. Barry IV from any claims that any third parties (a) may at any time have against him as a result of, relating to, or arising out of the Offering or any similar or related financing or transaction and/or (b) have ever had or may at any time have as a result of, relating to, or arising from John J. Barry IV’s relationship (whether by statute, contract, or otherwise) with the Company.

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From the date of the JBIV Amendment and Release until December 31, 2010, John J. Barry IV shall not require any payment of principal or interest or other amounts under the Letter Agreement except as and to the extent summarized above.  After December 31, 2010, John J. Barry IV shall be permitted to seek to enforce the Letter Agreement in accordance with the provisions thereof.

On October 19, 2010, the Company paid the Initial JBIII Payment and Initial JBIV Payment.

Termination of Revenue Sharing Arrangement; Additional Agreements.

On October 19, 2010, the Company and Radnor Research and Trading Company, LLC terminated the Restated Revenue Sharing Agreement dated November 13, 2009 (the “Revenue Sharing Agreement”).  Prior to its termination, the Revenue Sharing Agreement required the Company to pay Radnor Research and Trading Company, LLC an amount equal to between 14% and 35% of all revenue (net of clearing costs and other allocated costs) generated by transactions on the Bonds.com platform by persons or entities referred to the Company by Radnor Research and Trading Company, LLC.  UBS Securities and other potentially large users of the Bonds.com platform were referred to the Company by Radnor Research and Trading Company, LLC, and the future amounts payable under the Revenue Sharing Agreement were potentially very significant.

In order to secure the termination of the Revenue Sharing Agreement and in cancellation of an additional contractual obligation in the potential amount of $432,000, on October 19, 2010, the Company entered into a Termination and Release Agreement with Mark G. Hollo, The Fund LLC and Black-II Trust (the “Termination and Release Agreement”).  Pursuant to the Termination and Release Agreement, among other things, the Company (a) issued to Black-II Trust a warrant to purchase 10,000,000 shares of our Common Stock at a purchase price of $0.24 per share, and (b) agreed to pay Black-II Trust an aggregate of $250,000 in four equal installments at such time, if ever, as the gross proceeds from the Offering (including the conversion of indebtedness) exceeds $5,000,000.  In exchange, Mark G. Hollo provided his required consent to the termination of the Revenue Sharing Agreement, and The Fund LLC agreed to terminate the above-referenced contractual obligation.  The foregoing warrant contains, among other things, a single demand registration right on Form S-3 at such time, if ever, as the Company is eligible to use Form S-3 and “piggy back” registration rights with respect to certain registration statements filed by the Company for its own sale of shares of Common Stock or resales of shares of Common Stock by other stockholders.

UBS Americas Exchange Agreement.

On October 19, 2010, the Company and UBS Americas entered into an Exchange Agreement (the “Exchange Agreement”) pursuant to which, among other things, UBS Americas cancelled its Ordinary Purchase Rights Certificate and in exchange the Company issued to UBS Americas 38,896 shares of Series A Preferred.  The Ordinary Purchase Rights Certificate was issued by the Company to UBS Americas on January 11, 2010, and, prior to its cancellation and exchange, evidenced the right to purchase 137,280 shares of our Series A Preferred for a purchase price of $37.50 per share.

The foregoing descriptions of the Bonds MX Purchase Agreement, UBS Purchase Agreement, Stockholders’ Agreement, Registration Rights Agreement, Note Amendments, JBIII Amendment and Release, JBIV Amendment and Release, Termination and Release Agreement, Exchange Agreement and other contractual arrangements are summaries only and qualified by reference to the actual documents, which are included as exhibits to this Current Report and incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

As summarized in Item 1.01 above, on October 19, 2010, the Company and Radnor Research and Trading Company, LLC terminated the Revenue Sharing Agreement.  Prior to its termination, the Revenue Sharing Agreement required the Company to pay Radnor Research and Trading Company, LLC an amount equal to between 14% and 35% of all revenue (net of clearing costs and other allocated costs) generated by transactions on the Bonds.com platform by persons or entities referred to the Company by Radnor Research and Trading Company, LLC.  UBS Securities and other potentially large users of the Bonds.com platform were referred to the Company by Radnor Research and Trading Company, LLC, and the future amounts payable under the Revenue Sharing Agreement were potentially very significant.

Item 3.02.	Unregistered Sale of Equity Securities.

As summarized in Item 1.01, above, on October 19, 2010, the Company sold 12 Series B Units to Bonds MX for an aggregate purchase price of $1,200,000, which was paid by the cancellation of the Bonds MX Note, and 7.5 Series B-1 Units to UBS Americas for an aggregate purchase price of $750,000 cash.

Pursuant to the Bonds MX Purchase Agreement, Bonds MX agreed to purchase an additional 8 Series B Units for an aggregate purchase price of $800,000 pursuant to closings on November 1 and December 1, 2010.  Pursuant to the Bonds MX Purchase Agreement, Bonds MX is required to purchase, and the Company is required to sell Bonds MX, 4 Series B Units for a purchase price of $400,000 at each of the November 1 and December 1, 2010 closings, subject to the conditions summarized above.

As summarized in Item 1.01 above, pursuant to the Bonds MX Purchase Agreement, the UBS Purchase Agreement and the Note Amendments, the Company will be required to issue Performance Shares, Series A Performance Shares and Noteholder Performance Shares to Bonds MX, UBS Americas and the holders of the Subject Notes, respectively, if and to the extent that the Company generates less than $7,500,000 in revenue during the 12-month period following the final closing of the Offering.  If the Company generates at least $7,500,000 in revenue during such period, then it is not required to issue any Performance Shares, Series A Performance Shares or Noteholder Performance Shares.  If the Company generates zero revenue during such period, then it is required to issue all Performance Shares, Series A Performance Shares and Noteholder Performance Shares.  If the Company generates less than $7,500,000 but more than zero in revenue during such period, the Company is required to issue a pro rata portion of the Performance Shares, Series A Performance Shares and Noteholder Performance Shares.

The 12 Series B Units sold to Bonds MX on October 19, 2010 constitute, in the aggregate, (a) 1,200 shares of our Series B Convertible Preferred Stock, (b) warrants to purchase 5,000,000 shares of our Common Stock, and (c) the right to receive up to 5,000,000 Performance Shares.  The Series B Convertible Preferred Stock has a stated value of $1,000 per share and is convertible, at the option of the holder, into shares of our Common Stock at a conversion price of $0.24 per share.  Accordingly, the 1,200 shares of our Series B Convertible Preferred Stock issued at the October 19, 2010 closing are convertible for up to 5,000,000 shares of our Common Stock.

If the additional 8 Series B Units are sold pursuant to the Bonds MX Purchase Agreement, a total of 20 Series B Units will have been sold.  Those 20 Series B Units would constitute, in the aggregate, (b) 2,000 shares of our Series B Convertible Preferred Stock, which would be convertible for up to 8,333,333 shares of our Common Stock, (b) warrants to purchase 8,333,333 shares of our Common Stock, and (c) the right to receive up to 8,333,333 Performance Shares.

The 7.5 Series B-1 Units sold to UBS Americas on October 19, 2010 constitute, in the aggregate, (a) 750 shares of our Series B-1 Convertible Preferred Stock, (b) warrants to purchase 31,250 shares of our Series A Preferred, and (c) the right to receive up to 31,250 Series A Performance Shares.  The Series B-1 Convertible Preferred Stock has a stated value of $1,000 per share and is convertible, at the option of the holder, into shares of our Common Stock at a conversion price of $0.24 per share.  Accordingly, the 750 shares of our Series B-1 Convertible Preferred Stock issued at the October 19, 2010 closing are convertible for up to 3,125,000 shares of our Common Stock.  The Series B-1 Convertible Preferred Stock may also be mandatorily converted to shares of our Series A Preferred at a conversion price of $24.00 per share (and using the same $1,000 stated value).  Accordingly, the 750 shares of our Series B-1 Convertible Preferred Stock issued at the October 19, 2010 closing could be mandatorily converted into 31,250 shares of our Series A Preferred.

If the additional 5 Series B-1 Units are sold pursuant to the UBS Purchase Agreement, a total of 12.5 Series B-1 Units will have been sold.  Those 12.5 Series B-1 Units would constitute, in the aggregate, (b) 1,250 shares of our Series B-1 Convertible Preferred Stock, which would be convertible for up to 5,208,333 shares of our Common Stock or mandatorily convertible into 52,083 shares of our Series A Preferred, (b) warrants to purchase 52,083 shares of our Series A Preferred, and (c) the right to receive up to 52,083 Series A Performance Shares.

The Noteholder Performance Shares constitute up to 12,460,983 shares of our Common Stock.

Additionally, on October 19, 2010, the Company issued Black-II Trust a warrant to purchase 10,000,000 shares of our Common Stock at an purchase price of $0.24 per share.  This warrant was issued in exchange for affiliates of Black-II Trust consenting to terminate the Revenue Sharing Agreement and another contractual arrangement.

On October 19, 2010, the Company issued to UBS Americas 38,896 shares of Series A Preferred in exchange for the cancellation of its previously outstanding Ordinary Purchase Rights Certificate.

The foregoing issuances were made in reliance on the exemptions from registration set forth in Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act based on representations and warranties made by purchasers and other factors.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the financing transactions summarized in Item 1.01 above, on October 19, 2010 the Company amended its Certificate of Incorporation by filing (a) a Certificate of Increase of Series A Participating Preferred Stock, which increased the authorized shares of the Company’s Series A Preferred from 200,000 to 450,000 shares, and (b) a Certificate of Designation of Series B Convertible Preferred Stock and B-1 Convertible Preferred Stock (the “Certificate of Designation”) which authorized and created 20,000 shares of Series B Convertible Preferred Stock (the “Series B Preferred”) and 6,000 shares of Series B-1 Convertible Preferred Stock (the “Series B-1 Preferred”).  The shares of Series B Preferred and Series B-1 Preferred Stock have the following rights, privileges and preferences, among others, as more fully set forth in the Certificate of Designation:

●
the Series B Preferred and Series B-1 Preferred each have a stated value of $1,000 and are initially convertible at the option of the holder into shares Common Stock at a conversion price of $0.24 per share, for an initial conversion ratio of 4,167 shares of Common Stock for each share of Series B Preferred and Series B-1 Preferred;

●
the Series B Preferred is mandatorily convertible into shares of our Common Stock upon our shares of Common Stock attaining a closing trading price equal to 150% of the then applicable conversion price for 20 consecutive trading days on average daily trading volume of at least 250,000 shares;

●
the Series B-1 Preferred is mandatorily convertible into shares of our Series A Preferred (at a conversion price of $24.00 per share and using the same $1,000 stated value) upon our shares of Common Stock attaining a closing trading price equal to 150% of the then applicable conversion price for 20 consecutive trading days on average daily trading volume of at least 250,000 shares;

●
dividends of 8% per annum shall accrue on the Series B Preferred and Series B-1 Preferred but only be payable as, if and when declared by the Company’s Board of Directors or as part of the liquidation or change of control preference summarized below;

●
holders of shares of Series B Preferred and Series B-1 Preferred shall be entitled to a preferential payment (prior to any payment to holders of Series A Preferred or Common Stock) upon a liquidation or change of control, which payment shall be equal to the greater of (1) $1,200 per share plus all accrued but unpaid dividends, or (2) the amount that would have been received by the holder had they optionally converted their shares of Series B Preferred or Series B-1 Preferred into Common Stock prior to the liquidation or change of control;

●	holders of Series B Preferred have the right to vote with holders of Common Stock on an as-converted basis; and

●
holders of Series B Preferred and Series B-1 Preferred have the right to approve (by a majority of the Series B Preferred and Series B-1 Preferred voting together as a single class) certain corporate actions, including the incurrence of indebtedness for borrowed money unless the Company would have, after giving effect to such incurrence, an EBITDA-to-interest ratio of at least 2:1.

The foregoing description of the rights, privileges and preferences of the Series B Preferred and Series B-1 Preferred is a summary only and its qualified in its entirety by reference to the Certificate of Designation, which is included as an exhibit to this Current Report and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

3.1	Certificate of Increase of Series A Participating Preferred Stock

3.2	Certificate of Designation of Series B Convertible Preferred Stock and Series B-1 Convertible Preferred Stock

10.1	Unit Purchase Agreement, dated as of October 19, 2010, by and between the Company and Bonds MX, LLC

10.2	Unit Purchase Agreement, dated as of October 19, 2010, by and between the Company and UBS Americas Inc.

10.3	Series B Stockholders’ Agreement, dated as of October 19, 2010, by and among the Company, UBS Americas Inc. and Bonds MX, LLC

10.4	Registration Rights Agreement, dated as of October 19, 2010, by and among the Company UBS Americas Inc. and Bonds MX, LLC

10.5	Amendment No. 2 to Convertible Secured Promissory Notes, dated as of October 19, 2010, by and among the Company and Burton Wiand, as Receiver

10.6	Amendment No. 1 to Convertible Secured Promissory Note, dated as of October 19, 2010, by and among the Company and the holder identified thereon

10.7	Amendment No. 1 to Convertible Secured Promissory Notes, dated as of October 19, 2010, by and among the Company and the holders identified thereon

10.8	Amendment and Release, dated as of October 19, 2010, by and among the Company and John J. Barry III

10.9	Amendment and Release, dated as of October 19, 2010, by and among the Company and John J. Barry IV

10.10	Common Stock Purchase Warrant, dated as of October 19, 2010, by and among the Company and Black-II Trust

10.11	Common Stock Purchase Warrant, dated as of October 19, 2010, by and among the Company and Bonds MX, LLC

10.12	Series A Preferred Stock Purchase Warrant, dated as of October 19, 2010, by and among the Company and Bonds MX, LLC

10.13	Termination and Release Agreement, dated as of October 19, 2010, by and among the Company, Mark G. Hollo and The Fund, LLC

10.14	Exchange Agreement, dated as of October 19, 2010, by and among the Company and UBS Americas Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 25, 2010

BONDS.COM GROUP, INC.

By:	/s/ Michael O. Sanderson
Name:	Michael O. Sanderson
Title:	Chief Executive Officer

Exhibit Index

Exhibit No.	Description

3.1	Certificate of Increase of Series A Participating Preferred Stock

3.2	Certificate of Designation of Series B Convertible Preferred Stock and Series B-1 Convertible Preferred Stock

10.1	Unit Purchase Agreement, dated as of October 19, 2010, by and between the Company and Bonds MX, LLC

10.2	Unit Purchase Agreement, dated as of October 19, 2010, by and between the Company and UBS Americas Inc.

10.3	Series B Stockholders’ Agreement, dated as of October 19, 2010, by and among the Company, UBS Americas Inc. and Bonds MX, LLC

10.4	Registration Rights Agreement, dated as of October 19, 2010, by and among the Company UBS Americas Inc. and Bonds MX, LLC

10.5	Amendment No. 2 to Convertible Secured Promissory Notes, dated as of October 19, 2010, by and among the Company and Burton Wiand, as Receiver

10.6	Amendment No. 1 to Convertible Secured Promissory Note, dated as of October 19, 2010, by and among the Company and the holder identified thereon

10.7	Amendment No. 1 to Convertible Secured Promissory Notes, dated as of October 19, 2010, by and among the Company and the holders identified thereon

10.8	Amendment and Release, dated as of October 19, 2010, by and among the Company and John J. Barry III

10.9	Amendment and Release, dated as of October 19, 2010, by and among the Company and John J. Barry IV

10.10	Common Stock Purchase Warrant, dated as of October 19, 2010, by and among the Company and Black-II Trust

10.11	Common Stock Purchase Warrant, dated as of October 19, 2010, by and among the Company and Bonds MX, LLC

10.12	Series A Preferred Stock Purchase Warrant, dated as of October 19, 2010, by and among the Company and Bonds MX, LLC

10.13	Termination and Release Agreement, dated as of October 19, 2010, by and among the Company, Mark G. Hollo and The Fund, LLC

10.14	Exchange Agreement, dated as of October 19, 2010, by and among the Company and UBS Americas Inc.